UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

Onconetix, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 E. Fifth Street, Suite 1900, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	ONCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 10, 2026, Onconetix, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were:

(1) the election of Josh Epstein to serve as a Class II director on the Company’s Board of Directors (the “Board”) for a three-year term that expires at the 2029 Annual Meeting of Stockholders, or until his successor is elected and qualified (the “Director Election Proposal”);

(2) the approval, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 154,856,150 shares of the Company’s Common Stock, par value $0.00001 per share (“Common Stock”) subject to adjustment, upon conversion of the Company’s Series F Preferred Stock, par value $0.00001 per share, issued to an investor in a private placement transaction which closed on July 29, 2026 (the “Series F PIPE Proposal”);

(3) the grant of discretionary authority to the Board to amend the Company’s Amended and Restated Certificate of Incorporation in order to effect a reverse stock split of all outstanding shares of the Company’s Common Stock, at a ratio in the range of 1-for-2 to 1-for-15 (the “Reverse Stock Split”), with the exact ratio to be determined by the Board in its sole discretion, provided that the Reverse Stock Split is completed no later than the one year anniversary date of the Annual Meeting (the “Reverse Stock Split Proposal”);

(4) the ratification of the appointment by the Board of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

(5) the approval of the adjournment of the Annual Meeting if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any one or more of the foregoing proposals (the “Adjournment Proposal”).

At the Annual Meeting, all of the matters voted on were approved, based upon an aggregate of 5,241,486 shares of Common Stock outstanding as of September 29, 2026, the record date for the Annual Meeting. The final voting results were as follows:

1. Director Election Proposal

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,236,372	0	39,010	969,149

2. Series F Pipe Proposal

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,074,708	195,729	4,945	969,149

3. Reverse Stock Split Proposal

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions
1,789,725	448,644	6,162

4. Auditor Ratification Proposal

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions
2,164,067	58,652	21,812

5. Adjournment Proposal

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions
1,913,865	310,779	19,887

Item 9.01. Exhibits.

(d) Exhibits

The following exhibits are being filed or furnished, as applicable, with this Current Report of Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onconetix, Inc.

Dated: November 12, 2026	By:	/s/ David A. White
David A. White
Chief Executive Officer

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